UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 7, 2005

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard
Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

On February 7, 2005, the Compensation Committee of the Board of Directors of VF Corporation approved the form of Award Certificate for Performance-Based Restricted Stock Units for employees under the Mid-Term Incentive Plan. The form of Award Certificate for Performance-Based Restricted Stock Units is attached hereto as Exhibit 10(a), and is hereby incorporated by reference.

On February 7, 2005, the Compensation Committee of the Board of Directors of VF Corporation also awarded to Mackey J. McDonald, its Chairman, President and Chief Executive Officer, a grant of 10,000 shares of restricted stock which will vest on February 7, 2007, under the VF Corporation 1996 Stock Compensation Plan as Amended and Restated February 10, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

                    The following is furnished as an exhibit to this report:

        10(a)  Form of Award Certificate for Performance-Based Restricted Stock Units.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VF CORPORATION

By:	/s/ Robert K. Shearer

Robert K. Shearer Vice President – Finance and Global Processes and Chief Financial Officer